UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):   February 1, 2005

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CRYOLIFE, INC.
(Exact name of registrant as specified in its charter)

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FLORIDA	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code:   (770) 419-3355

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(Former name or former address, if changed since last report)

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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On February 1, 2005, CryoLife, Inc. (“CryoLife”) issued a press release announcing that it received accreditation from the American Association of Tissue Banks (AATB). CryoLife hereby incorporates by reference herein the information set forth in its Press Release dated February 1, 2005, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

        (a)        Financial Statements.

        (b)        Pro Forma Financial Information.

        (c)        Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 1, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: February 1, 2005	By: /s/ D. A. Lee Name: D. Ashley Lee Title: Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 1, 2005